UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2012

WINTRUST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Illinois	001-35077	36-3873352
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9700 W. Higgins Road, Suite 800 Rosemont, Illinois		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 939-9000

727 North Bank Lane

Lake Forest, Illinois 60045

(Former name or former address, if changed since last year)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Wintrust Financial Corporation (the “Company”) is filing this Current Report on Form 8-K to reflect the retrospective adoption of a new accounting pronouncement with respect to the financial information contained in its Annual Report on Form 10-K for the year ended December 31, 2011. As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012 (filed with the Securities and Exchange Commission on August 9, 2012) and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 (filed with the Securities and Exchange Commission on May 9, 2012), during the quarter ended March 31, 2012, the Company adopted FASB Accounting Standards Update No. 2011-05, “Presentation of Comprehensive Income” (“ASU 2011-05”), which amends the presentation formats permitted for reporting other comprehensive income. This ASU no longer allows other comprehensive income to be presented as part of the statement of changes in shareholders’ equity. Entities must present other comprehensive income and its components in a single statement along with net income or in a separate, consecutive statement of other comprehensive income. The Company adopted ASU No. 2011-05 in the first quarter of 2012.

The following presents the retrospective application of ASU 2011-05, as revised by FASB Accounting Standards Update No. 2011-12, “Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05”, for the years ended December 31, 2011, 2010 and 2009 and should be read in conjunction with the information in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011:

2

WINTRUST FINANCIAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

	Years Ended December 31,
(In thousands)	2011	2010	2009
Net income	$77,575	$63,329	$73,069
Unrealized gains (losses) on securities
Before tax	4,467	9,579	680
Tax effect	(1,862)	(3,754)	(277)

Net of tax	2,605	5,825	403

Less: Reclassification of net gains (losses) included in net income
Before tax	1,792	9,832	(268)
Tax effect	(712)	(3,787)	103

Net of tax	1,080	6,045	(165)

Cumulative effect of change in accounting
Before tax	—	254	503
Tax effect	—	(98)	(194)

Net of tax	—	156	309

Net unrealized gains (losses) on securities	1,525	(64)	877

Unrealized gains on derivative instruments
Before tax	1,690	2,164	5,062
Tax effect	(581)	(834)	(1,950)

Net unrealized gains on derivative instruments	1,109	1,330	3,112

Total other comprehensive income	2,634	1,266	3,989

Comprehensive income	$80,209	$64,595	$77,058

The information included in this Current Report on Form 8-K is presented for information purposes only in connection with the reporting change described above and does not amend or restate the Company’s audited consolidated financial statements which were included in its Annual Report on Form 10-K for the year ended December 31, 2011. This Current Report on Form 8-K does not reflect events occurring after February 29, 2012, the date the Company filed its Annual Report on Form 10-K for the year ended December 31, 2011, and does not modify or update the disclosures therein in any way, other than to reflect the adoption of the new accounting standards as described above. You should therefore read this Current Report on Form 8-K in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and with the Company’s reports filed with the Securities and Exchange Commission after February 29, 2012.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)

By:	/s/ David L. Stoehr
David L. Stoehr
Executive Vice President and Chief Financial Officer

Date: October 12, 2012

4